UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 16, 2010
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Financial Officer

Effective November 16, 2010, Mr. Jonathan Chou resigned as Chief Financial Officer of Feihe International, Inc. (the “Company”).  Mr. Chou’s resignation was not related to any disagreement or dispute with the Company.  A copy of the resignation letter from Mr. Chou dated November 16, 2010 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Appointment of Acting Chief Financial Officer

Effective November 16, 2010, the Board of Directors of the Company (the “Board”) appointed Mr. Liu Hua, age 38, as Acting Chief Financial Officer of the Company, as well as Principal Accounting Officer, until a new Chief Financial Officer is appointed.  The Board of Directors has formed a search committee to recruit a new Chief Financial Officer.  Mr. Chou is continuing to serve in a transitional role at the Company until December 10, 2010, is actively involved in the recruitment effort and has agreed to assist the Company in this and other matters, as necessary, after the termination of his employment.

Biographical Information of Acting Chief Financial Officer

Certain biographical and related information regarding Liu Hua is as follows:

Liu Hua has been the Company’s Vice Chairman since April 2008, and he has also served as Secretary, Treasurer and a director since May 2003.  From May 2003 to April 2008, Mr. Liu served as the Company’s Chief Financial Officer, Secretary, and Treasurer.  From November 2000 to May 2003, Mr. Liu served as the Financial Officer of Feihe Dairy.  From June 1998 to November 2000, Mr. Liu served as the Chief Executive Officer of Shenzhen Cima Limited, a financial consulting company.  From January 1996 to June 1998, Mr. Liu served as Chief Executive Officer of Shenzhen Jiajing Inc., a trading company.  Mr. Liu received a bachelor’s degree in finance and economics from Xi’an Jiaotong University and from Shenzhen University.

Item 7.01                      Regulation FD Disclosure.

On November 16, 2010, the Company issued a press release announcing the resignation of Mr. Chou and the appointment Mr. Liu as Acting Chief Financial Officer.  A copy of the Company’s press release is furnished herewith as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Resignation letter from Jonathan Chou dated November 16, 2010
99.2	Feihe International, Inc. press release announcing resignation and appointment of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You Bin
Leng You Bin
Chairman and CEO

Date: November 19, 2010

INDEX TO EXHIBITS

Exhibit	Description
99.1	Resignation letter from Jonathan Chou dated November 16, 2010
99.2	Feihe International, Inc. press release announcing resignation and appointment of Chief Financial Officer